Institutional Investor Trust Sector Allocation Model Fund

Supplement
Dated May 26, 2016 to the
Prospectus and Statement of Additional Information
Dated February 24, 2016

Effective as of the close of business on May 27, 2016, the Fund will not sell shares except to persons owning shares as of such date. On May 20, 2016, the Board of Trustees of the Institutional Investor Trust (the "Trust") approved a proposed Agreement and Plan of Dissolution and Liquidation for the Trust and Sector Allocation Model Fund Series (the "Fund"), the only series of the Trust. Pursuant to the Trust's Declaration of Trust, the Agreement Plan of Dissolution and Liquidation must be approved by a majority of the outstanding shareholders of the Trust. More information regarding the proposed Agreement and Plan of Dissolution and Liquidation will be available in a forthcoming proxy statement seeking approval of the Agreement and Plan of Dissolution and Liquidation.